UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2009

MANNATECH, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200
Coppell, Texas  75019
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (972) 471-7400
_________________________________________________
(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On December 16, 2009, Mannatech, Incorporated (“Mannatech”) entered into a Second Amendment to Employment Agreement, dated as of December 16, 2009, by and between Mannatech and Stephen D. Fenstermacher, Mannatech’s Co-Chief Executive Officer and Chief Financial Officer. The amendment amends the Employment Agreement, effective as of October 5, 2007, as amended by the Second Amendment to Employment Agreement, dated as of December 18, 2008, by and between Mannatech and Mr. Fenstermacher, to change Mr. Fenstermacher’s title from “Executive Vice President and Chief Financial Officer” to “Co-Chief Executive Officer and Chief Financial Officer.” Mr. Fenstermacher shall report directly the Board of Directors of the Company (the “Board”) and shall perform such other services, duties and responsibilities commensurate with Mr. Fenstermacher’s position as may from time to time be assigned by the Board and/or the Audit Committee of the Board.  All other terms and conditions of the employment agreement remain in full force and effect. A copy of the amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

On December 16, 2009, Mannatech entered into a Second Amendment to Employment Agreement, dated as of December 16, 2009, by and between Mannatech and Robert A. Sinnott, Ph.D, Mannatech’s Co-Chief Executive Officer and Chief Science Officer. The amendment amends the Employment Agreement, effective as of October 5, 2007, as amended by the Second Amendment to Employment Agreement, dated as of December 18, 2008, by and between Mannatech and Dr. Sinnott, to change Dr. Sinnott’s title from “Senior Vice President and Chief Science Officer” to “Co-Chief Executive Officer and Chief Science Officer.” Dr. Sinnott shall report directly the Board and shall perform such other services, duties and responsibilities commensurate with Dr. Sinnott’s position as may from time to time be assigned by the Board and/or the Audit Committee of the Board.  All other terms and conditions of the employment agreement remain in full force and effect. A copy of the amendment is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

On December 16, 2009, Mannatech entered into a Second Amendment to Employment Agreement, dated as of December 16, 2009, by and between Mannatech and B. Keith Clark, Mannatech’s Executive Vice President and Chief Legal Officer. The amendment amends the Employment Agreement, effective as of October 5, 2007, as amended by the First Amendment to Employment Agreement, dated as of December 18, 2008, by and between Mannatech and Mr. Clark, to change Mr. Clark’s title from “Senior Vice President, Global Chief Legal Officer, and Corporate Secretary” to “Executive Vice President and Chief Legal Officer.”  All other terms and conditions of the employment agreement remain in full force and effect. A copy of the amendment is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

On December 16, 2009, Mannatech entered into a First Amendment to Employment Agreement, dated as of December 16, 2009, by and between Mannatech and Randy S. Bancino, Mannatech’s President Global Business Operations and Expansion. The amendment amends the Employment Agreement, effective as of March 2, 2009, by and between Mannatech and Mr. Bancino, to change Mr. Bancino’s title from “Senior Vice President, Global Business Operations” to “President Global Business Operations and Expansion.”  All other terms and conditions of the employment agreement remain in full force and effect. A copy of the amendment is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See disclosure under Item 1.01 of this report, which is incorporated by reference in this Item 5.02.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit
10.1*	Second Amendment to Employment Agreement, dated as of December 16, 2009, by and between Mannatech, Incorporated and Stephen D. Fenstermacher.
10.2*	Second Amendment to Employment Agreement, dated as of December 16, 2009, by and between Mannatech, Incorporated and Robert A. Sinnott, Ph.D.
10.3*	Second Amendment to Employment Agreement, dated as of December 16, 2009, by and between Mannatech, Incorporated and B. Keith Clark.
10.4*	First Amendment to Employment Agreement, dated as of December 16, 2009, by and between Mannatech, Incorporated and Randy S. Bancino.

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED
Dated: December 18, 2009	By:	/s/ Stephen D. Fenstermacher
Stephen D. Fenstermacher Co-Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1*	Second Amendment to Employment Agreement, dated as of December 16, 2009, by and between Mannatech, Incorporated and Stephen D. Fenstermacher.
10.2*	Second Amendment to Employment Agreement, dated as of December 16, 2009, by and between Mannatech, Incorporated and Robert A. Sinnott, Ph.D.
10.3*	Second Amendment to Employment Agreement, dated as of December 16, 2009, by and between Mannatech, Incorporated and B. Keith Clark.
10.4*	First Amendment to Employment Agreement, dated as of December 16, 2009, by and between Mannatech, Incorporated and Randy S. Bancino.

*Filed herewith.